                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1995 95-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1995 to August 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of September, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                  8.00%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995

                                       CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                       TRUST ACCOUNT #3334095-0
                                       REMITTANCE DATE:  9/15/95

                                                            Total $      Per $1,000
                                                             Amount       Original
                                                         -------------   ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                      $5,250,558.48

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                    0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                         0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate
             (6.80%, unless Weighted Average
             Contract Rate is below 6.80%)                       6.80%
         b. Class A-1 Interest                              171,298.59   4.39227154
         c. Class A-2 Remittance Rate
             (7.25%, unless Weighted Average
             Contract Rate is below 7.25%)                       7.25%
         d. Class A-2 Interest                              338,333.33   6.04166661
         e. Class A-3 Remittance Rate
             (7.45%, unless Weighted Average
             Contract Rate is below 7.45%)                       7.45%
         f. Class A-3 Interest                              217,291.67   6.20833343
         g. Class A-4 Remittance Rate
             (7.85%, unless Weighted Average
             Contract Rate is below 7.85%)                       7.85%
         h. Class A-4 Interest                              274,750.00   6.54166667
         i. Class A-5 Remittance Rate
             (8.00%, unless Weighted Average
              Contract Rate is below 8.00%)                      8.00%
         j. Class A-5 Interest                              320,000.00   6.66666667
         k. Class A-6 Remittance Rate
            (8.30%, unless Weighted Average
            Contract Rate is below 8.30%)                        8.30%
         l. Class A-6 Interest                              340,300.00   6.91666667

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                              .00          .00


                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                 8.00%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 2

                                      CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW75
                                      TRUST ACCOUNT #3334095-0
                                      REMITTANCE DATE:  9/15/95

                                                     Total $         Per $1,000
                                                      Amount          Original
                                                  --------------    ------------
    (4) Remaining:
        a. Unpaid Class A Interest
           Shortfall                                         .00             .00
B.  Principal
    (5) Formula Principal Distribution
        Amount                                      2,129,100.18             N/A
        a. Scheduled Principal                        496,000.58             N/A
        b. Principal Prepayments                    1,569,551.06             N/A
        c. Liquidated Contracts                        63,548.54             N/A
        d. Repurchases                                       .00             N/A

    (6) Pool Scheduled Principal
        Balance                                   317,356,674.32    966.79446116
   (6a) Pool Factor                                    .96679446
    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance
        date                                                 .00
    (8) Class A Percentage for such Remittance
        Date (Until Class B Cross-Over Date,
        and on each Remittance Date thereafter
        unless each Class B Principal
        Distribution Test is satisfied, equals
        Class A Principal Balance divided by
        Pool Scheduled Principal Balance)                 90.75%
    (9) Class A Percentage for the following
        Remittance Date                                   90.69%
   (10) Class A Principal Distribution:
        a. Class A-1                                2,129,100.18     54.59231231
        b. Class A-2                                         .00             .00
        c. Class A-3                                         .00             .00
        d. Class A-4                                         .00             .00
        e. Class A-5                                         .00             .00
        f. Class A-6                                         .00             .00

   (11) Class A-1 Principal Balance                28,100,062.32    720.51441846
   (11a)Class A-1 Pool Factor                          .72051442

   (12) Class A-2 Principal Balance                56,000,000.00    1000.0000000
   (12a)Class A-2 Pool Factor                         1.00000000

   (13) Class A-3 Principal Balance                35,000,000.00    1000.0000000
   (13a)Class A-3 Pool Factor                         1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                  8.00%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995
                                     Page 3

                                     CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                     TRUST ACCOUNT #3334095-0
                                     REMITTANCE DATE:  9/15/95

                                              Total $       Per $1,000
                                              Amount         Original
                                           -------------   ------------

   (14)     Class A-4 Principal Balance    42,000,000.00   1000.0000000
   (14a)    Class A-4 Pool Factor             1.00000000

   (15)     Class A-5 Principal Balance    48,000,000.00   1000.0000000
   (15a)    Class A-5 Pool Factor             1.00000000

   (16)     Class A-6 Principal Balance    49,200,000.00   1000.0000000
   (16a)    Class A-6 Pool Factor             1.00000000

   (17)     Unpaid Class A Principal Shortfall
            (if any) following current Remittance
             Date                                    .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (18)     31-59 days                      3,393,310.67            121

   (19)     60 days or more                 1,859,871.71             63

   (20)     Current Month Repossessions       409,787.26             17

   (21)     Repossession Inventory            845,002.31             31

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in May 1999)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                           .59%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                              .41%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                          1.07%


     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                              .81%


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 4

                             CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                             TRUST ACCOUNT #3334095-0
                             REMITTANCE DATE:  9/15/95

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from May 1, 1999 to
         April 30, 2000, 6.5% from May 1, 2000 to
         April 30, 2001, 8.5% from May 1, 2001 to
         April 30, 2002 and 9.5% thereafter)                               .01%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                          7,065.22

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                             .04%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 13.5%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $6,565,132.00                                                 9.25%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 5

                                                             CUSIP#'S 393505-FY3
                                                        TRUST ACCOUNT #3334095-0
                                                       REMITTANCE DATE:  9/15/95

                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   -------------
CLASS M1 CERTIFICATES
---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                              1,459,484.71

 A.   Interest
 (28) Aggregate interest
      a. Class M-1 Remittance Rate (8.65%,
          unless Weighted Average Contract
          Rate is below 8.65%)                           8.65%
      b. Class M-1 Interest                         212,645.83      7.20833322

 (29) Amount applied to Class M-1 Interest
      Deficiency Amount                                    .00               0

 (30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                    .00               0

 (31) Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall               .00               0

 (32) Remaining:
      a. Unpaid Class M-1 Interest Shortfall               .00               0

 B.   Principal
 (33) Formula Principal Distribution Amount
      a. Scheduled Principal                               .00             N/A
      b. Principal Prepayments                             .00             N/A
      c. Liquidated Contracts                              .00             N/A
      d. Repurchases                                       .00             N/A

 (34) Class M-1 Principal Balance                29,500,000.00   1000.00000000
(34a) Class M-1 Pool Factor                         1.00000000

 (35) Class M-1 Percentage after prior
      Remittance Date                                     .00%

 (36) Class M-1 Percentage for such Remittance
      Date                                                .00%

 (37) Class M-1 Percentage for the following
      Remittance Date                                     .00%

 (38) Class M-1 Principal Distribution:
      a. Class M-1                                         .00      0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                              .00

 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                 .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                             CUSIP#'S 393505-FZ0, GA4
                                             REMITTANCE DATE:  9/15/95

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                    -------------   ----------
Class B1 Certificates
---------------------
 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                 1,246,838.88

 (2)  Class B-1 Remittance Rate (8.60% unless
      Weighted Average Contract Rate is
      below 8.60%)                                          8.60%

 (3)  Aggregate Class B1 Interest                       93,883.33   7.16666641

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                                   .00          .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                      .00          .00

 (6)  Amount applied to Class B1 Interest
      Deficiency Amount                                       .00

 (7)  Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                       .00

 (8)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                .00

 (9)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                   .00

 (9a) Class B Percentage for the following
      Remittance Date                                         .00

(10)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                  .00

(11a) Class B1 Principal Shortfall                            .00

(11b) Unpaid Class B1 Principal Shortfall                     .00

(12)  Class B Principal Balance                     29,556,612.00

(13)  Class B1 Principal Balance                    13,100,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995
                                     Page 2

                                                       CUSIP#'S 393505-FZ0, GA4
                                                       TRUST ACCOUNT #3334095-0
                                                       REMITTANCE DATE:  9/15/95

                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   -------------
Class B2 and C Certificates
--------------------------
  (12) Remaining Amount Available                 1,152,955.55

  (13) Class B-2 Remittance Rate (8.80%
       unless Weighted Average Contract
       Rate is less than 8.80%)                           8.80%

  (14) Aggregate Class B2 Interest                  120,681.82      7.33333325

  (15) Amount applied to Unpaid Class
       B2 Interest Shortfall                               .00             .00

  (16) Remaining Unpaid Class B2
       Interest Shortfall                                  .00             .00

  (17) Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date            .00

  (18) Class B2 Principal Liquidation Loss Amount          .00

  (19) Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)           .00

  (20) Guarantee Payment                                   .00

  (21) Class B2 Principal Balance                16,456,612.00

  (22) Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount, Class M-1 Distribution
       Amount and Class B2 Distribution Amount;
       if the Company is the Servicer)              133,119.07

  (23) Class C Residual Payment                     899,154.66

  (24) Class M-1 Interest Deficiency on such
       Remittance Date                                     .00

  (25) Class B-1 Interest Deficiency on such
       Remittance Date                                     .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995
                                     Page 3

                                                       CUSIP#'S 393505-FZ0, GA4
                                                       TRUST ACCOUNT #3334095-0
                                                       REMITTANCE DATE:  9/15/95

                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   -------------
  (26) Repossessed Contracts                        409,787.26

  (27) Repossessed Contracts Remaining
       in Inventory                                 845,002.31

  (28) Weighted Average Contract Rate                 12.04279


                                     GTFC
                                    1995-2
                                 August, 1995
                              Defaulted Contracts

                                                 Estimated
                                     Repurchase   Loss at
Account#       Principal   Interest    Amount    Sale Date
--------       ---------   --------  ----------  ----------
29313301       24,056.84    162.38    24,219.22   4,631.41
35313376       14,477.52     97.72    14,575.24   1,680.28
75323432       13,908.83     93.88    14,002.71     556.31
97325478       11,105.35     74.96    11,180.31     (52.78)
              ----------   -------   ----------  ---------

TOTALS        $63,548.54   $428.94   $63,977.48  $6,815.22
              ==========   =======   ==========  =========